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                                                                    EXHIBIT 23.4

The Board of Directors
NetGravity, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Registration Statement.

                                          /s/ KPMG LLP

                                          KPMG LLP

San Francisco, California
September 22, 1999